EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

AND THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citius Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Myron Holubiak, Chief Executive Officer of the Company, and Jaime Bartushak, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2019	By:	/s/ Myron Holubiak
Myron Holubiak
Chief Executive Officer,
(Principal Executive Officer)

Date: February 14, 2019	By:	/s/ Jaime Bartushak
Jaime Bartushak
Chief Financial Officer
(Principal Financial and Accounting Officer)